File No. 333-163305

As filed with the SEC on November 23, 2009
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No.  1
(Check appropriate box or boxes)

MONEY MARKET OBLIGATIONS TRUST
(Exact Name of Registrant as Specified in Charter)

1-800-341-7400
(Area Code and Telephone Number)
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

Leslie K. Ross, Esquire
Reed Smith LLP
Reed Smith Centre
225 Fifth Avenue
Pittsburgh, PA 15222-2716
(Name and Address of Agent for Service)

Copies to:

Jennifer Eck, Esquire
Dickstein Shapiro LLP
1825 Eye Street, NW
Washington, DC  20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended. This public offering of shares of Registrant’s Series is on-going. The title of securities being registered is shares of beneficial interest.

It is proposed that this filing will become effective immediately upon filing pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

Prospectus/Proxy Statement - Please Vote today!

VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!

Federated Short-Term U.S. Government Trust, a portfolio of Money Market Obligations Trust, will hold a special meeting of shareholders on February 19, 2010.  It is important for you to vote on the proposal described in this Prospectus/Proxy Statement.  We recommend that you read the Prospectus/Proxy Statement in its entirety.

The following is an introduction to the process and the proposal.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the change included in this Prospectus/Proxy Statement.  You have a right to vote on this change.

What is the proposal?
It is proposed that Federated Short-Term U.S. Government Trust reorganize with and into Government Obligations Fund, also a portfolio of Money Market Obligations Trust (the “Reorganization”).

Why is the Reorganization being proposed?
Federated Investment Management Company, the investment adviser to Federated Short-Term U.S. Government Trust and Government Obligations Fund (the “Adviser”) recommended the Reorganization primarily because the assets in Federated Short-Term U.S. Government Fund have declined substantially; and the Adviser believes that Government Obligations Fund is a larger, more viable fund with a substantially similar investment strategy and lower expense ratios.  The Board of Trustees has determined that participation in the Reorganization is in the best interests of Federated Short-Term U.S. Government Trust and its shareholders.  See the section entitled “Summary-Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.

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When will the Reorganization occur?
Assuming that shareholder approval is obtained, the Reorganization currently is expected to occur after the close of business on or about Friday, March 5, 2010.
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How will the Reorganization affect my investment?
•
The investment objective and strategies of Federated Short-Term U.S. Government Trust and Government Obligations Fund are substantially similar.  Both Funds are money market funds that seek to provide current income consistent with stability of principal. Both Funds invest primarily in a portfolio of short-term U.S. Treasury and government agency securities, including repurchase agreements collateralized fully by U.S. Treasury and government agency securities.

•	Government Obligation Fund’s stated gross expenses and total net expenses are lower than those of Federated Short-Term U.S. Government Trust.
•	Shareholders of Federated Short-Term U.S. Government Trust will experience no diminution in level of service as a result of the Reorganization.
•	The cash value of your investment will not change and you will not pay any sales charge to transfer your assets to Government Obligations Fund.
•	The Reorganization is expected to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.
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What will happen to my account?
After the Reorganization, your current account will be closed and a new account will be opened for you in Government Obligations Fund.  This process will occur automatically, with no action required by you.  You will receive Institutional Shares of Government Obligations Fund with a total dollar value equal to the total dollar value of the Federated Short-Term U.S. Government Trust shares that you own at the time of the Reorganization. The required minimum initial investment for Institutional Shares of Government Obligations Fund is $500,000.  An account may be opened with a smaller amount as long as the $500,000 minimum is reached within one year.  Please note that after such one-year period, an account may be closed if the account balance is below $500,000.  Before an account is closed, you will be notified and allowed at least 30 days to purchase additional shares to meet the minimum.

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IMPORTANT: Please do not attempt to exchange your shares in Federated Short-Term U.S. Government Trust yourself, as this will disrupt the management of Federated Short-Term U.S. Government Trust’s portfolio.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you:

1.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
2.	Sign and return the Proxy Card without indicating a preference, your vote will be cast “for” the proposal.

You may also vote by telephone or on the internet; please refer to your ballot for the appropriate toll-free telephone number and internet address.  If you choose to help save time and postage costs by voting by telephone or via the internet, please do not return your Proxy Card.

If you have not yet voted your shares, you may begin to receive solicitation calls shortly after receipt of the proxy.

Whom do I call if I have questions about this Prospectus/Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.  Federated’s toll-free number is 1-800-341-7400.

Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal

MONEY MARKET OBLIGATIONS TRUST
Federated Short-Term U.S. Government Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 19, 2010

TO SHAREHOLDERS OF FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST, a portfolio of Money Market Obligations Trust (“MMOT”).

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A special meeting of the shareholders of Federated Short-Term U.S. Government Trust will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern time), on February 19, 2010, for the following purpose:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Government Obligations Fund, a portfolio of MMOT, would acquire the assets of Federated Short-Term U.S. Government Trust in exchange for Institutional Shares of Government Obligations Fund to be distributed pro rata by Federated Short-Term U.S. Government Trust in complete liquidation and dissolution/termination of Federated Short-Term U.S. Government Trust.

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The Board of Trustees of MMOT has fixed December 23, 2009, as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

/s/ John W. McGonigle

John W. McGonigle

Secretary

January 8, 2010

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

January 8, 2010

ACQUISITION OF THE ASSETS OF

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
a portfolio of Money Market Obligations Trust

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

BY AND IN EXCHANGE FOR INSTITUTIONAL SHARES OF

GOVERNMENT OBLIGATIONS FUND
a portfolio of Money Market Obligations Trust

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No:  1-800-341-7400

This Prospectus/Proxy Statement describes the proposal on which shareholders of Federated Short-Term U.S. Government Trust (“FSTG”), a portfolio of Money Market Obligations Trust (“MMOT” or “Trust”), will be asked to vote at a special meeting of shareholders to be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 at 2:00 p.m., Eastern Time, on February 19, 2010.  The proposal is as follows:

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1.
Shareholders of FSTG will be asked to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Government Obligations Fund (“GOF”) would acquire the assets of FSTG in exchange for Institutional Shares of GOF to be distributed pro rata by FSTG to its shareholders, in complete liquidation and dissolution/termination of FSTG.

If the proposal is approved, FSTG would transfer its assets to GOF, in exchange for Institutional Shares of GOF (the "Reorganization").  FSTG will be required to discharge its liabilities and obligations prior to consummation of the Reorganization.  GOF will be the accounting survivor of the Reorganization.  GOF Institutional Shares will be distributed pro rata by FSTG to its shareholders in complete liquidation and dissolution/termination of FSTG.  As a result of the Reorganization, each shareholder of FSTG will become the owner of GOF Institutional Shares having a total net asset value ("NAV") equal to the total NAV of the shareholder's holdings in FSTG on the date of the Reorganization (the "Closing Date").  For purposes of this Prospectus/Proxy Statement, FSTG and GOF may be referred to individually, as applicable, as a "Fund" and collectively, as the "Funds."

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The investment adviser for both Funds is Federated Investment Management Company (“FIMC” or “Adviser”).

The Board of Trustees of MMOT (“Board”) determined that participation in the Reorganization is in the best interests of FSTG, and that the interests of the existing shareholders of FSTG will not be diluted as a result of the Reorganization.  The Board determined that participation in the Reorganization is in the best interests of GOF, and that interests of the existing shareholders of GOF will not be diluted as a result of the Reorganization.  Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary-Reasons for the Proposed Reorganization.”

The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the tax consequences of the Reorganization, see the sections entitled “Summary-Tax Consequences” in this Prospectus/Proxy Statement.

For a comparison of the investment objectives, policies, limitations and risks of FSTG against those of GOF, see the section entitled “Summary-Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement.  Information concerning GOF Institutional Shares as compared with FSTG’s shares is included in this Prospectus/Proxy Statement in the sections entitled “Summary-Purchase, Redemption and Exchange Procedures,” “Summary-Comparative Fee Tables,” Summary-Comparison of Potential Risks and Rewards: Performance Information; and “Description of Share Classes and Capitalization.”

This Prospectus/Proxy Statement should be retained for future reference.  It sets forth concisely the information about the Funds that a prospective investor should know before voting on the Reorganization.  This Prospectus/Proxy Statement is accompanied by the Prospectus for GOF Institutional Shares dated September 30, 2009, which is incorporated herein by reference.  A Statement of Additional Information (“SAI”) for GOF Institutional Shares dated September 30, 2009 (relating to the Prospectus for GOF Institutional Shares of the same date), as well as an SAI dated December 23, 2009 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference.  A Prospectus and SAI dated September 30, 2009 for FSTG are also incorporated herein by reference.  Further information about the performance of GOF Institutional Shares is contained in its Annual Report dated July 31, 2009, which is incorporated herein by reference.  Further information about FSTG’s performance is contained in its Annual Report dated July 31, 2009, which is incorporated herein by reference.  Copies of these materials and other information about GOF and FSTG may be obtained without charge by writing to or calling GOF at the address and telephone number shown on the previous page.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
Page

SUMMARY	2
REASONS FOR THE PROPOSED REORGANIZATION	2
TAX CONSEQUENCES	5
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, LIMITATIONS AND RISKS	5
COMPARATIVE FEE TABLES	10
COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION	12
INVESTMENT ADVISER	17
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES	17
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES	19
PURCHASES	19
DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO
HOLDINGS DISCLOSURE POLICIES	20
INFORMATION ABOUT THE REORGANIZATION	21
DESCRIPTION OF THE PLAN OF REORGANIZATION	21
DESCRIPTION OF SHARES CLASSES AND CAPITALIZATION	22
FEDERAL INCOME TAX CONSEQUENCES	22
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	23
WHERE TO FIND ADDITIONAL INFORMATION	23
LEGAL PROCEEDINGS	24
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	25
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING	25
SHARE OWNERSHIP OF THE FUNDS	27
INTERESTS OF CERTAIN PERSONS	27
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	27

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

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A copy of the Form of Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A.  If the proposal is approved, under the Plan, FSTG would transfer its assets to GOF in exchange for Institutional Shares of GOF.  FSTG will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization.  GOF will be the accounting survivor in the Reorganization.  GOF Institutional Shares will be distributed pro rata by FSTG to its shareholders in complete liquidation and dissolution/termination of FSTG.  As a result of the Reorganization, each shareholder of FSTG will become the shareholder of GOF Institutional Shares having a total NAV equal to the total NAV of the shareholder’s holdings in FSTG on the date of the Reorganization (the “Closing Date”).

For more complete information, please read the Prospectus of FSTG and GOF Institutional Shares.  The Prospectus for GOF Institutional Shares accompanies this Prospectus/Proxy Statement.

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Reasons for the Proposed Reorganization

The Board, including a majority of the Trustees who are not “interested persons,” determined that participation in the Reorganization is in the best interests of FSTG, and that the interests of the existing shareholders of FSTG will not be diluted as a result of the Reorganization.  The Board, including a majority of the Trustees who are not “interested persons,” determined that participation in the Reorganization is in the best interests of GOF, and that the interests of the existing shareholders of GOF will not be diluted as a result of the Reorganization.

The Reorganization was recommended to the Board, and is now being recommended to shareholders of FSTG, primarily because, in the opinion of the Adviser, shareholders of FSTG will benefit from receiving GOF Institutional Shares, a more competitive, viable Fund with lower share class expense ratios.  FSTG shareholders also will be receiving such Institutional Shares of GOF in a Reorganization that is intended to be a tax-free reorganization under the Code.  Specifically:

The Adviser advised the Board that FSTG’s assets have steadily declined since December 31, 1990, from more than $1 billion to approximately $95 million at October 15, 2009.  The Adviser attributed this steady asset decline to competition from similarly managed, institutionally priced government money market funds, which produce higher yields than FSTG on a net basis.  The Adviser further advised the Board that the asset decline had accelerated since 2008, with assets falling 61% from approximately $248 million at March 31, 2008.  The Adviser primarily attributed this accelerated decline to historically low market interest rates.  The Adviser advised the Board that it did not expect FSTG’s long-standing trend of declining assets to reverse, and that it was concerned that such decline could accelerate if market interest rates rise in 2010.  The Adviser noted that in such an event, FSTG would use proceeds from maturing securities to meet continuing redemption requests, instead of investing in higher-yielding securities; and that, as a result, FSTG would remain invested in lower-yielding securities, which could further accelerate its general asset decline.

The Adviser advised the Board that GOF, in contrast to FSTG, had experienced a substantial increase in assets over the same period, from approximately $202 million at December 31, 1990, to approximately $26 billion at December 31, 2007, to approximately $53 billion at October 15, 2009.

The Adviser advised the Board that the investment objectives and strategies of FSTG and GOF are substantially similar.  Both Funds are money market funds that seek to provide current income and stability of principal. Both Funds invest primarily in a portfolio of short-term U.S. Treasury and government agency securities, including repurchase agreements collateralized fully by U.S. Treasury and government agency securities.  The investment objectives, policies, limitations and risks of FSTG and GOF are discussed in the section entitled “Summary-Comparison of Investment Objectives, Policies, Limitations and Risks,” in this Prospectus/Proxy Statement.

The Adviser also advised the Board that the gross expenses and total net expenses of GOF Institutional Shares are lower than those of FSTG.  See the section entitled “Summary-Comparative Fee Tables” in this Prospectus/Proxy Statement for further information regarding the expenses of GOF Institutional Shares and FSTG.

The Adviser also advised the Board that for the past five calendar years and year-to-date during 2009, (1) the net performance of GOF Institutional Shares was superior to that of FSTG; and (2) the gross performance of GOF Institutional Shares was equivalent or superior to that of FSTG, except for calendar year 2008 and year-to-date during 2009.  The performance of FSTG and GOF are further discussed in the section entitled “Summary-Comparison of Potential Risks and Rewards: Performance Information” in this Prospectus/Proxy Statement.

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The Adviser noted for the Board that GOF has a substantially higher minimum than FSTG.  The Adviser advised that the required minimum initial investment for Institutional Shares of GOF is $500,000, while the required minimum initial investment for shares of FSTG is only $25,000.  The Adviser noted that an account in Institutional Shares of GOF may be opened with a smaller amount as long as the $500,000 minimum is reached within one year; and that after such one-year period, an account may be closed if the account balance is below $500,000.  Finally, the Adviser noted that before an account in Institutional Shares of GOF is closed, the shareholder will be notified and allowed at least 30 days to purchase additional shares to meet the minimum.

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Given that both FSTG and GOF are in the Federated family of mutual funds and are advised by the Adviser, the Funds are considered affiliated for purposes of Rule 17a-8 under the Investment Company Act of 1940 (the “Investment Company Act” or “1940 Act”).  Given this affiliation, in order to qualify the Reorganization for the exemption from the prohibition against certain affiliated transactions contained in Section 17(a) of the Investment Company Act provided by Rule 17a-8, the Board was required to make the determinations specified in the first paragraph of this section entitled “Summary-Reasons for the Proposed Reorganization.”  Regarding these determinations, the Adviser advised the Board that it believes that the salient features of the proposed Reorganization are their benefits to the shareholders of FSTG as summarized above (although, as discussed below, the Adviser would, along with the FSTG shareholders and the GOF shareholders, arguably derive benefits from the Reorganization).  Accordingly, the Adviser advised the Board that (1) participation in the Reorganization is in the best interests of FSTG and GOF; and (2) the interests of the existing shareholders of FSTG and GOF will not be diluted as a result of the Reorganization.

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act, in considering the proposed Reorganization, the Board took into account a number of factors, including:

·
GOF’s stated gross expenses and total net expenses are lower than those of FSTG.  See the section entitled “Summary-Comparative Fee Tables” in this Prospectus/Proxy Statement for further information regarding the expenses of GOF Institutional Shares and FSTG.

·
GOF and FSTG have substantially similar investment objectives and strategies.  The fundamental investment limitations of GOF and FSTG, as required by Section 8(b)(1) of the Investment Company Act, also are substantially similar.  See the section entitled “Summary-Comparison of Investment Objectives, Policies, Limitations and Risks” for further investment on the investment objectives, strategies and limitations of GOF and FSTG.

·
GOF is a larger, more viable fund than FSTG, with consistently superior net performance to that of FSTG.  See the section entitled “Summary-Reasons for the Proposed Reorganization” for further information regarding the asset levels of GOF and FSTG.

·	FSTG shareholders would experience no diminution in level of service as a result of the Reorganization.

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While FSTG will pay the expenses of the Reorganization, estimated at $6,100.  This allocation of expenses to FSTG was based on the following factors: (1) the vast majority of benefits of the Reorganization accrue to the shareholders of FSTG, who will receive shares of a substantially similar Fund that is larger, more viable, and has lower gross expenses and total net expenses; (2) while it could be argued that the Adviser will receive certain benefits from the Reorganization, such benefits are very limited in scope; (3) the estimated overall expenses involved in the reorganization are low; and (4) given the large waiver positions of FSTG, the Adviser and its affiliates will indirectly pay the expenses that FSTG will be responsible to pay. See the section entitled “Information About the Reorganization-Description of the Plan of Reorganization” in this Prospectus/Proxy Statement for a description of the expenses involved with the Reorganization, and ”About the Proxy Solicitation and Special Meeting” in this Prospectus/Proxy Statement for a description of the rationale for recommending that expenses of the Reorganization be allocated to FSTG.

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·
There will be no dilution to shareholders in the Reorganization, because each shareholder of FSTG will become the owner of GOF Institutional Shares having a total NAV equal to the total NAV of his holdings in FSTG on the date of the Reorganization.

·
By contrast, the Adviser and its affiliates receive very limited benefits from the Reorganization.  It could be argued that the Adviser will benefit from the Reorganization as a result of the reorganization and dissolution/termination of FSTG, which would eliminate the need for the Adviser and its affiliates to continue to “subsidize” FSTG through fee waivers and reimbursements.  However, the Adviser and its affiliates have historically “subsidized” GOF through fee waivers and reimbursements comparable in scope to those made with respect to FSTG.  See “Summary-Comparative Fee Tables” for further information regarding voluntary waivers and reimbursements made by the Adviser and its affiliates to GOF Institutional Shares.  It also could be argued that the Adviser will benefit from the maintenance of the FSTG assets within GOF.  In other words, if the FSTG assets remain in GOF, as opposed to continuing their steady decline if FSTG were to remain in existence, the Adviser and its affiliates would retain their asset-based fee revenue.  However, this is only a theoretical benefit because there is no guarantee that shareholders would redeem from FSTG, or remain in GOF.  Moreover, the Adviser and its affiliates earn a lower amount of asset-based fee revenue from GOF than they would if FSTG were to remain in existence.  Except for these two limited benefits the Adviser and its affiliates would not receive a monetary benefit from the Reorganization.  See the section entitled “Summary-Reasons for the Proposed Reorganization” for a description of the benefits accruing to FSTG shareholders.

Given the above factors, the Adviser advised the Board, and the Board concluded, that when considering the totality of the factors, the Reorganization was in the best interests of the shareholders of FSTG.

Based on the foregoing, the Board, including a majority of the Trustees who were not “interested persons,” approved the Reorganization on behalf of FSTG and made the determinations specified in the first paragraph of this section entitled “Summary-Reasons for the Proposed Reorganization” as required under Rule 17a-8 under the Investment Company Act.

The Reorganization was recommended to the Board of GOF primarily because, in the opinion of the Adviser, the GOF shareholders will benefit from the more diversified shareholder base that will result from the Reorganization.  The Adviser also indicated that the inflow of FSTG assets at the Closing Date could benefit GOF if market interest rates are rising during the first quarter of 2010.  After considering a number of factors, including the opinion of the Adviser, the Board, including a majority of the Trustees who were not “interested persons,” likewise approved the Reorganization on behalf of GOF and made the determinations specified in the first paragraph of this section entitled “Summary-Reasons for the Proposed Reorganization” as required under Rule 17a-8 under the Investment Company Act.

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The Board also has voted to recommend to shareholders of FSTG the approval of the Plan, pursuant to which GOF would acquire the assets of FSTG in exchange for GOF Institutional Shares.

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Tax Consequences

The Reorganization is expected to qualify as a tax-free reorganization under the Code (i.e., Section 368(a) of the Code).  As a condition to the Reorganization, FSTG and GOF will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized by either FSTG or GOF, or the shareholders of FSTG.  The tax basis of GOF Institutional Shares received by FSTG shareholders will be the same as the tax basis of their shares in FSTG.  There will be taxes payable in connection with distributions, if any, by FSTG immediately before the Closing Date.  These distributions may include gains realized on dispositions of portfolio securities in connection with the Reorganization.

THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies, Limitations and Risks

This section will help you compare the investment objectives, policies, limitations and risks of FSTG and GOF.  Overall, the investment objectives, policies and limitations of FSTG and GOF are substantially similar, except that FSTG has certain fundamental investment limitations, not required by Section 8(b)(1) under the Investment Company Act, which GOF does not have.  Please be aware that the foregoing is only a summary, and this section is only a brief discussion.  More complete information may be found in the Prospectuses of FSTG and GOF.

Investment Objective and Policies

The investment objective of GOF is to provide current income consistent with stability of principal, while the investment objective of FSTG is to provide high current income consistent with stability of principal and liquidity.  Each Fund pursues its objective by investing primarily in a portfolio of short-term U.S. Treasury and government agency securities, including repurchase agreements collateralized fully by U.S. Treasury and government agency securities. Each Fund has a dollar-weighted average portfolio maturity of 90 days or less.

Each Fund discloses that it can invest on a principal basis in U.S. Treasury securities, agency securities, and repurchase agreements.  Each Fund discloses that certain of the U.S. Treasury securities and agency securities in which it invests on a principal basis may be callable at the option of the issuer.

Each Fund discloses that it can invest on a non-principal basis in U.S. Treasury and agency securities that are zero coupon securities, and in government agency mortgage-backed securities.  GOF additionally discloses that it can invest on a non-principal basis in shares of other investment companies.

Each Fund discloses that it can engage in special transactions on a non-principal basis, including delayed delivery transactions, securities lending, inter-fund borrowing and lending arrangements, and reverse repurchase agreements.

FSTG discloses that it has a fundamental investment policy which may not be changed without shareholder approval that it will invest only in short-term U.S. government securities.

Investment Limitations

Each Fund has fundamental investment limitations which may not be changed without shareholder approval.  The following chart compares the fundamental investment limitations of FSTG and GOF.

INVESTMENT LIMITATIONS
Federated Short-Term U.S. Government Trust	Government Obligations Fund
Diversification of Investments (fundamental) The Fund is a “diversified company” within the meaning of the 1940 Act, as amended, and any rules, regulations, or interpretations thereunder.
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money (fundamental)
The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings would not be collateralized.
Borrowing Money and Issuing Senior Securities (fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.
Issuing Senior Securities (fundamental) The Fund will not issue senior securities.	Issuing Senior Securities (fundamental) The Fund does not have a corresponding fundamental investment limitation.
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities (fundamental)
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
Investing in Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Lending Cash or Securities (fundamental)
The Fund will not lend any assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government securities, including repurchase agreements, permitted by its investment objective and policies.

Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Selling Short and Buying on Margin (fundamental)
The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities.
Selling Short and Buying on Margin (fundamental) The Fund does not have a corresponding fundamental investment limitation. (See non-fundamental limitations below).
Pledging Assets (fundamental) The Fund will not pledge securities, except that it may enter into reverse repurchase agreements, permitted by its investment objective and policies.	Pledging Assets (fundamental) The Fund does not have a corresponding fundamental investment limitation. (See non-fundamental limitations below).

In addition, each Fund has non-fundamental limitations (which may be changed by the Board without shareholder approval).  While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by the Board without shareholder approval.  The following chart compares the non-fundamental investment limitations of FSTG and GOF.
INVESTMENT LIMITATIONS
Federated Short-Term U.S. Government Trust	Government Obligations Fund
Purchases on Margin (non-fundamental) The Fund does not have a corresponding non-fundamental investment limitation. (See fundamental limitations above).
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Pledging Assets (non-fundamental) The Fund does not have a corresponding non-fundamental investment limitation. (See fundamental limitations above).
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

Restricted Securities The Fund does not have a corresponding non-fundamental investment limitation.	Restricted Securities The Fund may invest in securities subject to restriction on resale under the federal securities laws.
Investing for Control (non-fundamental) The Fund will not invest in securities of a company for the purpose of exercising control or management.	Investing for Control (non-fundamental) The Fund does not have a corresponding non-fundamental investment limitation.
Investing in Securities of Other Investment Companies (non-fundamental)
The Fund will not purchase securities of other investment companies, except as part of a merger, consolidation or other acquisition.
Investing in Securities of Other Investment Companies (non-fundamental) The Fund does not have a corresponding non-fundamental investment limitation.

Certain Explanatory Language

FSTG’s SAI includes the following explanatory language concerning its fundamental and non-fundamental investment limitations:

“For purposes of the diversification limitation, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.”

GOF’s SAI includes the following explanatory language concerning its fundamental and non-fundamental investment limitations.

“Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

For purposes of the commodities restriction, investments in transactions involving futures contracts and options forward currency contracts, swap transactions and other financial contracts that settle by payment in cash are deemed not to be investments in commodities.

For purposes of the concentration limitation, to conform to the current view of the Securities and Exchange Commission (“SEC”) that only domestic bank instruments may be excluded from concentration limitations, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect.  As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.

For purposes of the concentration limitation, (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.”

Comparison of Risks

All mutual funds take investment risks.  Therefore, it is possible to lose money by investing in either Fund.  The principal risks of FSTG and GOF are identical.  The principal risks that may reduce each Fund’s return include:

Interest Rate Risks

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

Issuer Credit Risks

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Money market funds try to minimize this risk by purchasing higher quality securities.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Counterparty Credit Risks

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks

Call risk is the possibility that an issuer may redeem a U.S. Treasury or government agency security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a U.S. Treasury or government agency security is called, the Fund may have to reinvest the proceeds in other U.S. Treasury or government agency securities with lower interest rates, higher credit risks or other less favorable characteristics.

Risks Associated With Investing Share Purchase Proceeds

On days during which there are net purchases of Fund shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will cause the Fund’s yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Fund. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

A full discussion of the risks inherent in investments in GOF and FSTG is set forth in the prospectus and SAI for GOF Institutional Shares, each dated September 30, 2009, and FSTG’s prospectus and SAI, each dated September 30, 2009, each of which is incorporated herein by reference.

Comparative Fee Tables

Fees and Expenses
Like all mutual funds, FSTG and GOF incur certain expenses in their operations, and, as an investor, you pay fees and expenses to buy and hold shares of a fund.  You pay shareholder fees directly  when you buy or sell shares.  You pay annual fund operating expenses indirectly because they are deducted from Fund assets.  These expenses may include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison, distribution services and other activities.

This table describes (1) the actual fees and expenses for FSTG for its most recent fiscal year ended July 31, 2009; (2) the actual fees and expenses for GOF Institutional Shares for its most recent fiscal year ended July 31, 2009; and (3) the pro forma fees and expenses of Institutional Shares for GOF on a combined basis after giving effect to the merger.

&ltR&gt

Government
Shareholder Fees	Federated Short-Term U.S. Government Trust	Government Obligations Fund – Institutional Shares	Obligations Fund – Institutional Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)1	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.40%2	0.20%3	0.20%3
Distribution (12b-1) Fee	None	None	None
Other Expenses Total Annual Fund Operating Expenses	0.46%4 0.86%	0.36%5 0.56%	0.36%5 0.56%
1 Includes amounts that FSTG and GOF Institutional Shares incurred to participate in the Temporary Guarantee Program for Money Market Funds offered by the U.S. Treasury Department. The percentages shown are based on expenses for the entire fiscal year ended July 31, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to FSTG, although not contractually obligated to do so, the Adviser and administrator waived and the shareholder services provider did not charge certain amounts. These are shown below along with the net expenses FSTG actually paid for the fiscal year ended July 31, 2009.  With respect to GOF Institutional Shares, although not contractually obligated to do so, the Adviser waived certain amounts and the shareholder services provider did not charge its fee. These are shown below along with the net expenses GOF Institutional Shares and GOF Institutional Shares Pro Forma Combined actually paid for the fiscal year ended July 31, 2009.

Total Waivers and Reductions of Fund Expenses	0.36%	0.33%	0.33%
Total Actual Annual Fund Operating Expenses (after waivers and reductions)	0.50%	0.23%	0.23%
2   The Adviser for FSTG voluntarily waived a portion of its management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by FSTG (after the voluntary waiver) was 0.29% for the fiscal year ended July 31, 2009.

3    The Adviser for GOF Institutional Shares and GOF Institutional Shares Pro Forma Combined voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by GOF Institutional Shares and GOF Institutional Shares Pro Forma Combined (after the voluntary waiver) was 0.12% for the fiscal year ended July 31, 2009.

4   With respect to FSTG, this includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Additionally, the shareholder services provider did not charge, therefore the Fund did not accrue, its fee for the fiscal year ended July 31, 2009.  The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending July 31, 2010.  Other expenses associated with the Reorganization will be incurred by FSTG. These expenses are expected to be less than 0.01% and will be waived or reimbursed by the Adviser and/or its  affiliate. Total other expenses paid by FSTG (after the voluntary waiver and reduction) were 0.21% for the fiscal year ended July 31, 2009.

5   With respect to GOF Institutional Shares and GOF Institutional Shares Pro Forma Combined, this includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The shareholder services provider did not charge, therefore the Fund’s Institutional Shares did not accrue, its fee for the fiscal year ended July 31, 2009.  The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending July 31, 2010.  Total other expenses paid by the GOF Institutional Shares and GOF Institutional Shares Pro Forma Combined (after the reduction) were 0.11% for the fiscal year ended July 31, 2009.

&lt/R&gt

Example
This Example is intended to help you compare the cost of investing in FSTG and GOF Institutional Shares with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. For FSTG the Example assumes that the operating expenses are before waivers and reduction as shown in the table and remain the same. For GOF Institutional Shares and GOF Institutional Shares Pro Forma Combined, the Example assumes that the operating expenses are before waiver and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years

FSTG	$88	$274	$477	$1,061
GOF - Institutional Shares	$57	$179	$313	$701
GOF - Institutional Shares Pro Forma Combined	$57	$179	$313	$701

Comparison of Potential Risks and Rewards:  Performance Information

Federated Short-Term U.S. Government Trust

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze FSTG’s investment risks in light of its historical returns.  The bar chart shows the variability of total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information.  Performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Historically, the Fund has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of the Fund’s total returns on a calendar year-end basis.

The Fund’s Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund’s total return for the nine-month period from January 1, 2009 through September 30, 2009 was 0.18%

Within the periods shown in the bar chart, the Fund’s highest quarterly return was 1.56% (quarter ended September 30, 2000). Its lowest quarterly return was 0.16% (quarter ended June 30, 2004).

Average Annual Total Return Table

The following table represents the Fund’s Average Annual Total Returns for the calendar ended December 31, 2008.

Calendar Period	Fund
1 Year	2.17%
5 Years	3.07%
10 Years	3.20%

The Fund’s 7-Day Net Yield as of December 31, 2008 was 1.10%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns.

Government Obligations Fund – Institutional Shares

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze GOF’s investment risks in light of historical returns. The bar chart shows the variability of the total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Historically, the Fund has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-end basis.

The Fund’s Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund’s Institutional Shares total return for the nine-month period from January 1, 2009 through September 30, 2009 was 0.25%

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 1.63% (quarter ended September 30, 2000). Its lowest quarterly return was 0.22% (quarter ended March 31, 2004).

Average Annual Total Return Table

The following table represents the Fund’s Institutional Shares Average Annual Total Returns for the calendar periods ended December 31, 2008.

Calendar Period	Fund
1 Year	2.33%
5 Years	3.32%
10 Years	3.47%
The Fund’s Institutional Shares 7-Day Net Yield as of December 31, 2008 was 0.96%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns.

Financial Highlights

The Financial Highlights for FSTG and GOF Institutional Shares will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

For FSTG, this information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

For GOF, information for the fiscal year ended July 31, 2009 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report. Information for prior years was audited by another independent registered public accounting firm.

Federated Short-Term U.S. Government Trust

 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended July 31	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.009	0.034	0.049	0.039	0.019
Less Distributions:
Distributions from net investment income	(0.009)	(0.034)	(0.049)	(0.039)	(0.019)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return1	0.87%	3.41%	4.97%	4.01%	1.93%

Ratios to Average Net Assets:
Net expenses	0.50%	0.46%	0.46%	0.46%	0.46%
Net investment income	0.90%	3.31%	4.86%	3.96%	1.91%
Expense waiver/reimbursement2	0.11%	0.11%	0.10%	0.31%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$166,441	$228,019	$209,398	$204,909	$110,588

1Based on net asset value.

2This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated July 31, 2009, which can be obtained free of charge.

Government Obligations Fund-Institutional Shares

 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended July 31	2009	2008	2007¹	2006	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.022	0.042	0.051	0.036	0.009
Net Realized Gain (Loss) on Investments	0.0000³	--	--	--	--
Total from Investment Operations:	0.022	0.042	0.051	0.036	0.009
Distributions From Net Investment income	(0.022)	(0.042)	(0.051)	(0.036)	(0.009)
Distributions From Net Realized Gain on Investments	(0.000) ³	--	--	--	--
Total Distributions	(0.022)	(0.042)	(0.051)	(0.036)	(0.009)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return2	0.95%	3.64%	5.25%	4.30%	2.20%

Ratios to Average Net Assets:
Net expenses	0.23%	0.20%	0.20%	0.20%	0.20%
Net investment income	0.74%	3.33%	5.14%	4.22%	2.17%
Expense waiver/reimbursement4	0.08%	0.09%	0.09%	0.28%	0.34%
Supplemental Data:
Net assets, end of period (000 omitted)	$45,592,513	$20,425,207	$8,943,042	$6,619,952	$5,721,965
1For the year ended July 31, 2007, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2Based on net asset value. Total returns for periods of less than one year are not annualized.

3Represents less than $0.001.

4This expense decrease is reflected in both the net expense and net investment income ratios shown.

Further information about the Fund’s performance is contained in the Funds’ Annual Report, dated July 31, 2009, which can be obtained free of charge.

Investment Adviser

The investment adviser for FSTG and GOF is the Adviser, Federated Investment Management Company. Each Fund is governed by its Board.  The Board selects and oversees the Adviser. The Adviser manages the Funds’ assets, including buying and selling portfolio securities.  Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser.  The fee for these services is paid by the Adviser and not the Fund.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.  The address of the Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser is a subsidiary of Federated Investors, Inc.  The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

Advisory Fees, Service Fees, Shareholder Fees and Other Expenses

The Funds pay certain affiliated and non-affiliated service providers fees as described below.  The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.  For additional information regarding the fees paid by the Funds, please see the section entitled “Summary-Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

Each Fund’s investment advisory contract provides for payment to the Adviser of the following annual investment advisory fee:

Fund                                Advisory Fee
FSTG                                0.40% of the Fund’s average daily net assets
GOF                                0.20% of the Fund’s average daily net assets

The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.  Any voluntarily waiver or reimbursement may be terminated by the Adviser at any time in its sole discretion.

Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser.  The fee for these services is paid by the Adviser and not by the Funds.

A discussion of the Board’s review of FSTG’s investment advisory contract is available in FSTG’s Annual Report dated July 31, 2009.  A discussion of the Board’s review of GOF’s investment advisory contract is available in GOF’s Annual Report dated July 31, 2009.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the Adviser, serves as administrator to FSTG and GOF and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Adviser or its affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose to voluntarily waive a portion of its fee or reimburse the Funds for expenses.  Any voluntary waiver or reimbursement may be terminated by FAS at any time in its sole discretion.

FAS also may provide certain accounting and recordkeeping services with respect to a Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

Service Fees

FSTG and GOF each are a party to a Shareholder Services Agreement under which a Fund may pay service fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), an affiliate of the Adviser, for providing services to shareholders and maintaining shareholder accounts.  The Shareholder Services Agreement provides that FSSC either will perform shareholder services directly or will select financial institutions to perform such services.  Financial institutions will receive fees based upon shares owned by their clients or customers.  Intermediaries that receive Service Fees may include a company affiliated with management of the Adviser or its parent company, Federated Investors, Inc. If a financial intermediary receives service fees on an account, it is not eligible to also receive account administration fees on that same account.

Account Administration Fees

FSTG and GOF may pay account administration fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives account administration fees on an account, it is not eligible to also receive service fees or recordkeeping fees on that same account.

Recordkeeping Fees

FSTG and GOF may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives recordkeeping fees on an account, it is not eligible to also receive account administration fees or Networking Fees on that same account.

Networking Fees

FSTG and GOF may reimburse networking fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives networking fees on an account, it is not eligible to also receive recordkeeping fees on that same account.

Additional Payments to Financial Intermediaries

           The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of service fees and/or account administration fees and/or recordkeeping fees and/or networking fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

Purchase, Redemption and Exchange Procedures

The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company.  Services provided by State Street Bank and Trust Company include the issuance, cancellation and transfer of the Funds’ shares, and the maintenance of records regarding the ownership of such shares.

Procedures for the purchase, exchange, and redemption of GOF Institutional Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of FSTG’s shares.  Reference is made to the Prospectus of GOF Institutional Shares and the Prospectus of FSTG, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of GOF Institutional Shares and FSTG, respectively.  Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to GOF Institutional Shares and FSTG.

Shares of the Funds may be purchased, redeemed or exchanged any day the New York Stock Exchange (NYSE) is open (a “Regular Business Day”).  Shares of the Funds also may be purchased and redeemed (but not exchanged) on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances if the Board determines to allow share transactions on such days (a “Special Trading Day”).  If the Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading Day (such as when NAV, and entitlement to that day’s dividend, will be determined) will be available by calling the Fund at 1-800-341-7400 and will be posted at FederatedInvestors.com.  The information in this Prospectus/Proxy Statement regarding times relevant to NAV determination and dividend entitlement applies only to Regular Business Days.  The times that might be specified for NAV determination and dividend entitlement on a Special Trading Day would not necessarily be the same as set forth in this Prospectus/Proxy Statement with respect to Regular Business Days.  Although the Adviser will attempt to make such information available in advance of a particular Special Trading Day, given the nature of Special Trading Days, it may not be able to do so until the morning of the Special Trading Day.

Purchases

The Funds attempt to stabilize their NAVs at $1.00 by valuing their portfolio securities using the amortized cost method.  The Funds cannot guarantee that their NAVs will always remain at $1.00 per Share. The Funds do not charge a front-end sales charge.

When the Funds receive your transaction request in proper form (as described in each Prospectus), it is processed at the next determined NAV.  NAV for FSTG is determined at 3:00 p.m. Eastern time and as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.  NAV for GOF is determined at 5:00 p.m. Eastern time each day the NYSE is open; except that, on the day after Thanksgiving and Christmas Eve (when Christmas Eve falls on a weekday), NAV is determined at 3:00 p.m. Eastern time. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.

Purchases of both Funds may be made through a financial intermediary, directly from the Fund or through an exchange.  Each Fund reserves the right to reject any request to purchase or exchange shares.

The required minimum initial investment for GOF Institutional  Shares is $500,000. There is no required minimum subsequent investment amount.  An account may be opened with a smaller amount as long as the $500,000 minimum is reached within one year.

 The required minimum initial investment for FSTG is $25,000.  There is no required minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days.

Due to the high cost of maintaining accounts with low balances, both Funds may close accounts if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount.  Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange:  Shareholders may purchase through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares.  Shareholders must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House (ACH):  Once a shareholder has opened an account, he may purchase additional shares through a depository institution that is an ACH member.

Redemptions and Exchanges

Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request.  Shares of both Funds may be redeemed for cash or exchanged for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares.

If you call FSTG by 3:00 p.m. Eastern time, and your redemption proceeds are wired to you the same day, you will not be entitled to that day’s dividend. If you call FSTG after 3:00 p.m. Eastern time and before the end of regular trading (normally 4:00 p.m. Eastern time) on the NYSE, you will be entitled to that day’s dividend and your redemption proceeds will be sent to you the following business day.  If you call GOF by 5:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when NAV is determined at 3:00 p.m.), and your redemption proceeds are wired to you the same day, you will not be entitled to that day’s dividend.

Although FSTG intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. GOF has not reserved such right, and intends to pay share redemptions in cash.

Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policies

Dividends and Distributions

Both Funds declare any dividends daily and pay them monthly to shareholders.  In addition, both Funds pay any capital gains at least annually.  Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.

Tax Information

It is anticipated that both Funds’ distributions will be primarily ordinary income dividends. The Funds’ distributions of dividends are taxable whether paid in cash or reinvested in both Funds. Redemptions and exchanges are taxable sales.

Frequent Trading

Given the short-term nature of each Fund’s investments and its use of the amortized cost method for calculating the NAV of shares, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund shares can have adverse effects on the management of the Fund’s portfolio and its performance.

Portfolio Holdings Disclosure Policies

Each Fund’s SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The SAIs are available on Federated’s website at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION

Description of the Plan of Reorganization

&ltR&gt
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after March 5, 2010.  On the Closing Date, all of the assets of FSTG will be transferred to GOF.  In exchange for the transfer of these assets, GOF will simultaneously issue to FSTG a number of full and fractional Institutional Shares equal in value to the aggregate NAV of the shares of FSTG calculated as of 4:00 p.m., Eastern time, on the Closing Date.

&lt/R&gt
The value of FSTG’s assets to be acquired by GOF shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in GOF’s Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as FSTG and GOF shall mutually agree.  There are no material differences between the valuation procedures of FSTG and GOF.

GOF will be the accounting survivor in the Reorganization.  FSTG will discharge all of its liabilities and obligations prior to consummation of the Reorganization.  Following the transfer of its assets in exchange for GOF Institutional Shares, FSTG will distribute GOF Institutional Shares pro rata to shareholders of record of shares of FSTG, respectively, in complete liquidation of FSTG.  Shareholders of FSTG owning shares at the closing on the Closing Date of the Reorganization will receive a number of GOF Institutional Shares with the same aggregate value as the shareholder had in FSTG immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of FSTG’s shareholders on the share records of GOF’s transfer agent. GOF does not issue share certificates to shareholders.

Following the consummation of the Reorganization, FSTG will then be dissolved/terminated, and MMOT will amend its Declaration of Trust to remove FSTG as a portfolio of MMOT and to reflect the liquidation and dissolution/termination of FSTG.

The transfer of shareholder accounts from FSTG to GOF will occur automatically.  It is not necessary for FSTG shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of FSTG’s portfolio, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things:  (i) approval of the Reorganization by FSTG’s shareholders; and (ii) the receipt by MMOT of an opinion to the effect that the Reorganization will be tax-free to FSTG, its shareholders and GOF.  The Plan may be terminated by mutual agreement of MMOT and GOF or if, before the Closing Date, there is a breach of a representation, warranty or agreement contained in the Plan, or any of the required conditions have not been met, or the Board of either Fund determines that the Reorganization is not in the best interest of the shareholders of that Fund.

FSTG will pay the expenses of the Reorganization.  Reorganization expenses include, without limitation:  expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by FSTG and GOF; proxy solicitation costs; and other related administrative or operational costs. The estimated expenses of the Reorganization are $6,100.00.  Given the large waiver positions of FSTG, the Adviser and its affiliates will indirectly pay the expenses that FSTG will be responsible to pay.  See the section entitled “Summary-Reasons for the Proposed Reorganizations” in this Prospectus/Proxy Statement for additional information regarding the indirect payment by the Adviser and its affiliates of such expenses.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

DESCRIPTION OF SHARES CLASSES AND CAPITALIZATION

GOF Institutional Shares to be issued to shareholders of FSTG’s shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  Reference is hereby made to the Prospectus of GOF Institutional Shares provided herewith for additional information about GOF Institutional Shares.

The following table sets forth the unaudited capitalization of FSTG and GOF Institutional Shares as of November 15, 2009, and on a pro forma combined basis after giving effect to the Reorganization.

Federated Short-Term U.S. Government Trust	Government Obligations Fund- Institutional Shares	Government Obligations Fund Institutional Shares- Pro Forma Combined

Net Assets*	$89,059,912	$45,690,474,601	$45,779,534,513
Net Asset Value Per Share	$1.00	$1.00	$1.00
Shares Outstanding	89,049,490	45,689,472,002	45,778,521,492
* Does not reflect additional $9,055,177,363 of net assets of GOF represented by other share classes.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to the Reorganization, the MMOT will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and FSTG and GOF each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by GOF upon its receipt of FSTG’s assets in exchange for Institutional Shares of GOF;

•
no gain or loss will be recognized by FSTG upon transfer of its assets to GOF in exchange for GOF Institutional Shares or upon the distribution of GOF Institutional Shares to FSTG’s shareholders in exchange for their shares;

•	no gain or loss will be recognized by shareholders of FSTG upon exchange of their shares for Institutional Shares of GOF;

•
the aggregate tax basis of the Institutional Shares of GOF received by each shareholder of FSTG pursuant to the Plan will be the same as the aggregate tax basis of the shares of FSTG held by such shareholder immediately prior to the Reorganization;

•
the holding period of GOF Institutional Shares received by each shareholder of FSTG pursuant to the Plan will include the period during which the FSTG shares exchanged therefor were held by such shareholder, provided the shares of FSTG were held as capital assets on the date of the Reorganization;

•	the tax basis of FSTG’s assets acquired by GOF will be the same as the tax basis of such assets to FSTG immediately prior to the Reorganization; and

•	the holding period of FSTG’s assets in the hands of GOF will include the period during which those assets were held by GOF.

The opinion provided in connection with the Reorganization may be based on customary assumptions and such representations as tax counsel may reasonably request and the Funds will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on GOF, FSTG or FSTG’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  The requirement that the above-described opinions be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of FSTG would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the shareholder’s shares of FSTG and the fair market value of the Institutional Shares of GOF received in exchange therefor.

Shareholders of FSTG should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Before the Reorganization, FSTG may distribute ordinary income and realized capital gains, if any, to shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

The Trust is an open-end, management investment company.  It was established under the laws of the Commonwealth of Massachusetts.  The rights of shareholders of GOF and FSTG, each a portfolio of the Trust, are defined by the Funds’ Declaration of Trust and Bylaws.  Because the Funds are portfolios of the same Trust, there are no material differences between the rights of shareholders of FSTG and the rights of shareholders of GOF. The rights of the shareholders of the two Funds relating to voting, distributions and redemptions are the same.  FSTG has a lower minimum account size than GOF Institutional Shares.

Where to Find Additional Information

Information about FSTG is included in its Prospectus and its SAI dated September 30, 2009, each of which is incorporated herein by reference.  Information about GOF is included in its Prospectus and its SAI also dated September 30, 2009, each of which is incorporated herein by reference.  A copy of the Prospectus for GOF accompanies this Prospectus/Proxy Statement.  Copies of the SAI of GOF, the Prospectus and SAI of FSTG and the SAI dated December 23, 2009 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  The Prospectuses and SAIs of FSTG and GOF are also available electronically at Federated’s website at FederatedInvestors.com.

GOF, FSTG and the Trust are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, proxy and information statements and other information filed by the Trust, on behalf of GOF and FSTG, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC- registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

 Proxies are being solicited by the Board on behalf of FSTG.  The proxies will be voted at the special meeting of shareholders of FSTG to be held at 2:00 p.m. (Eastern Time) on February 19, 2010, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The Adviser recommended, and the Board approved, that the cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FSTG.  This recommendation and approval was based on the following factors: (1) the vast majority of benefits of the Reorganization accrue to the shareholders of FSTG, who will receive shares of a substantially similar Fund that is larger, more viable, and has lower gross expenses and total net expenses; (2) while it could be argued that the Adviser will receive certain benefits from the Reorganization, such benefits are very limited in scope; (3) the estimated overall expenses involved in the reorganization are low, at only $6,100.00; and (4) given the large waiver positions of FSTG, the Adviser and its affiliates will indirectly pay the expenses that FSTG will be responsible to pay.   In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Adviser or its affiliates or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 20, 2010, to shareholders of record at the close of business on December 23, 2009 (the “Record Date”).

FSTG’s Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2009, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2009, were previously mailed to shareholders of FSTG.  GOF’s Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2009, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended January 31, 2009, were previously mailed to shareholders of GOF.  FSTG and GOF will each promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or the Semi-Annual Report.  Requests for Annual Reports or Semi-Annual Reports for the GOF or FSTG may be made by writing to the Funds’ principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for both Funds is located at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  These reports are also available electronically at Federated’s website at FederatedInvestors.com.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each share of FSTG is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of GOF are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of FSTG.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold the Special Meeting, a “quorum” of shareholders of FSTG must be present.  Due to the requirements of the 1940 Act discussed in the next paragraph, holders of more than 50% of the total number of Shares of FSTG entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization.

Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act.  This vote requires the lesser of (A) 67% or more of the Shares of FSTG present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding Shares of FSTG are present or represented by proxy; or (B) more than 50% of the outstanding Shares of FSTG, voting together as a single class.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date to be held at the same place without further notice than by announcement to be given at the meeting until a quorum shall be present.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

&ltR&gt

Share Ownership of the Funds

As of the Record Date, there were 85,064,050 shares outstanding of FSTG, and Officers and Trustees of FSTG own less than 1% of FSTG’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Shares of FSTG: First American Bank, West Dundee, IL, owned approximately 27,448,478 Shares (32.27%);  WJY & Co., Clinton, IA, owned approximately 7,782,914 Shares (9.15%); and MAC & Co., Pittsburgh, PA, owned approximately 6,695,996 Shares (7.87%). Bay Road Partners, Pittsburgh, PA, owned approximately 4,639,277 Shares (7.87%).and First Commonwealth Bank, Clinton, IA, owned approximately 4,309,191 Shares (5.45%),

As of the Record Date, there were 43,188,412,615 shares outstanding of GOF, and Officers and Trustees of GOF own less than 1% of GOF’s outstanding Institutional Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of GOF: Hare & Co., East Syracuse, NY, owned approximately 10,165,742,625 Shares (23.54%); and SEI Trust Company, Oaks, PA, owned approximately 3,703,536,423 Shares (8.58%)..

Officers and Trustees of GOF own less than 1% of GOF’s outstanding Institutional Service Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of GOF: NAIDOT & Co, Woodbridge, NJ, owned approximately 1,239,419,585 Shares (18.93%); Hare & Co., East Syracuse, NY, owned approximately 948,172,295 Shares (14.48%); Stephens, Inc., Little Rock, AR, owned approximately 598,671,678 Shares (9.14%) Pershing LLC, Jersey City, NY, owned approximately 345,145,241 Shares (5.27%) and Mercury& Co., Boston, MA, owned approximately 335,699,291 Shares, (5.13%)...

Officers and Trustees of GOF own less than 1% of GOF’s outstanding Institutional Capital Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Capital Shares of GOF: Pershing LLC, Jersey City, NJ, owned approximately 420,878,762 Shares (20.47%); and First Clearing, LLC, Whippany, NY, owned approximately 111,443,689 Shares (5.42%); Parbanc, Parkersburg, WV, owned approximately 291,676,811 Shares (14.18%); South Florida Water Management, West Palm Beach, FL, owned approximately 262,208,692 Shares (12.75%). First Security Bank, Seary, AR, owned approximately 113,485,157 Shares (5.52%).

Officers and Trustees of GOF own less than 1% of GOF’s outstanding Trust Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Trust Shares of GOF: UMB Bank, NA, Kansas City, MO, owned approximately 352,337,737 Shares (77.26%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

&lt/R&gt

Interests of Certain Persons

Each Fund is managed by the Adviser.  The Adviser is a subsidiary of Federated.  All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.  John F. Donahue and J. Christopher Donahue currently serve as trustees of the Trust.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

FSTG is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Attention: Mutual Fund Board, Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of FSTG.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/ John W. McGonigle
John W. McGonigle, Secretary

December 23, 2009

STATEMENT OF ADDITIONAL INFORMATION

January 8, 2010

Acquisition of the assets of

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST,
a portfolio of Money Market Obligations Trust

Federated Investors Funds
4000 Ericsson Drive
Pittsburgh, Pennsylvania 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for Institutional Shares of

GOVERNMENT OBLIGATIONS FUND,
a portfolio of Money Market Obligations Trust

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No:  1-800-341-7400

This Statement of Additional Information dated January 8, 2010, is not a prospectus.  A Prospectus/Proxy Statement dated January 8, 2010, related to the above-referenced matter may be obtained from Federated Short-Term U.S. Government Trust by writing or calling Federated Short-Term U.S. Government Trust at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.
TABLE OF CONTENTS

1.	Statement of Additional Information of Government Obligations Fund, a portfolio of Money Market Obligations Trust, dated September 30, 2009.

2.	Statement of Additional Information of Federated Short-Term U.S. Government Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2009.

3.	Audited Financial Statements of Government Obligations Fund, a portfolio of Money Market Obligations Trust, dated July 31, 2009.

4.	Audited Financial Statements of Federated Short-Term U.S. Government Trust, a portfolio of Money Market Obligations Trust, dated July 31, 2009.

Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared because the net asset value of the company being acquired does not exceed ten percent of Government Obligations Fund’s net asset value, measured as of November 5, 2009.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Government Obligations Fund, a portfolio of Money Market Obligations Trust, dated September 30, 2009, is incorporated by reference to Money Market Obligations Trust’s Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A (File No. 811-5950), which was filed with the Securities and Exchange Commission on or about September 28, 2009.  A copy may be obtained from Money Market Obligations Trust at 1-800-341-7400.

The Statement of Additional Information of Federated Short-Term U.S. Government Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2009, is incorporated by reference to Money Market Obligations Trust’s Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A (File No. 33-31602), which was filed with the Securities and Exchange Commission on or about September 28, 2009. A copy may be obtained from Money Market Obligations Trust at 1-800-341-7400.

The audited financial statements of Government Obligations Fund, a portfolio of Money Market Obligations Trust, dated July 31, 2009, are incorporated by reference to the Annual Report to shareholders of Government Obligations Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 28, 2009.

The audited financial statements of Federated Short-Term U.S. Government Trust, a portfolio of Money Market Obligations Trust, dated July 31, 2009, are incorporated by reference to the Annual Report to shareholders of Federated Short-Term U.S. Government Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 28, 2009.

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST

a portfolio of Money Market Obligations Trust

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Distributor
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

PART C. OTHER INFORMATION.

Item 15. Indemnification:

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law.  However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)  by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

1	Conformed copy of Restatement and Amendment Numbers 1-18 to the Declaration of Trust of the Registrant; (35)
1.1	Form of Declaration of Trust Amendment No. 19; (42)
1.2	Conformed copy of Amendment No. 20 to the Amended and Restated Declaration of Trust; (43)
1.3	Conformed copy of Amendment No. 21 to the Amended and Restated Declaration of Trust; (50)
1.4	Conformed copy of Amendment No. 22 to the Amended and Restated Declaration of Trust; (55)
1.5	Conformed copy of Amendment No. 23 to the Amended and Restated Declaration of Trust; (57)
1.6	Conformed copy of Amendment No. 24 to the Amended and Restated Declaration of Trust; (58)
1.7	Conformed copy of Amendment No. 25 to the Amended and Restated Declaration of Trust;(59)
1.8	Conformed copy of Amendment No. 26 to the Amended and Restated Declaration of Trust; (59)
1.9	Conformed copy of Amendment No. 27 to the Amended and Restated Declaration of Trust; (62)
1.10	Conformed copy of Amendment No. 28 to the Amended and Restated Declaration of Trust; (62)
2	Copy of By-Laws and Amendments 1-4 of the Registrant; (35)
2.1	Amendment #5 to By-Laws; (42)
2.2	Amendment #6 to By-Laws; (46)
2.3	Amendment #7 to By-Laws; (52)
2.4	Amendment #8 to By-Laws; (59)
2.5	Amendment #9 to By-Laws; (60)
Amendment No. 10 to By-Laws; (65)
3	Not Applicable
4	Conformed copy of Agreement and Plan of Reorganization; (+)
5	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant; (See Appendix to Part C of Registrant’s Form N-1A)
6	Conformed copy of Investment Advisory Contract and Exhibits A-PP of the Registrant; (35)
6.1	Conformed copy of Amendment to the Investment Advisory Contract of the Registrant; (38)
6.2	Conformed copy of Exhibit QQ to the Investment Advisory Contract of the Registrant; (44)
6.3	Conformed copy of Exhibit RR through Exhibit TT to the Investment Advisory Contract of the Registrant; (56)
6.4	Amendment #1 to Exhibit H to Investment Advisory Contract of the Registrant;(58)
6.5	Conformed copy of Amendment #1 to Exhibit T to the Investment Advisory Contract of the Registrant; (62)
6.6	Conformed copy of Amendment #1 to Exhibit U to the Investment Advisory Contract of the Registrant; (62)
6.7	Conformed copy of Amendment #1 to Exhibit V to the Investment Advisory Contract of the Registrant; (62)
6.8	Conformed copy of Amendment #1 to Exhibit AA to the Investment Advisory Contract of the Registrant; (62)
6.9	Conformed copy of Amendment #1 to Exhibit BB to the Investment Advisory Contract of the Registrant; (62)
6.10	Conformed copy of Amendment #1 to Exhibit CC to the Investment Advisory Contract of the Registrant; (62)
6.11	Conformed copy of Amendment #1 to Exhibit EE to the Investment Advisory Contract of the Registrant; (62)
6.12	Conformed copy of Amendment #1 to Exhibit GG to the Investment Advisory Contract of the Registrant; (62)
6.13	Conformed copy of Amendment #1 to Exhibit HH to the Investment Advisory Contract of the Registrant; (62)
6.14	Conformed copy of Amendment #1 to Exhibit JJ to the Investment Advisory Contract of the Registrant; (62)
6.15	Amendment #1 to Exhibit OO (65)
6.16	Conformed copy of Investment Advisory Contract including Exhibit A (Passport Research) (71)
7	Conformed copy of Distributor's Contract and Exhibits A-R of the Registrant; (35)
7.1	Conformed copy of Exhibit S-W to the Distribution Contract of the Registrant; (54)
7.2	Conformed copy of Amendment to the Distributor’s Contract of the Registrant; (38)
7.3	Conformed copy of Distributor’s Contract of the Registrant; (Liberty U.S. Government Money Market Trust – Class B Shares); (23)
7.4
The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/ Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269).

7.5	Conformed copy of Amendment to the Distributor’s Contract of the Registrant. (46)
7.6	Conformed copy of Exhibits X-Y to the Distribution Contract of the Registrant; (57)
7.7	Conformed copy of Exhibit U to the Distributor’s Contract of the Registrant; (58)
7.8	Conformed copy of Exhibit Z to the Distributor’s Contract of the Registrant; (62)
7.9	Conformed copy of Exhibit AA to the Distributor’s Contract of the Registrant; (63)
7.10	Conformed copy of Exhibit K to the Distributor’s Contract of the Registrant; (63)
8	Not Applicable;
9	Conformed copy of Custodian Agreement of the Registrant; (8)
9.1	Conformed copy of Custodian Fee Schedule; (17)
9.2	Conformed copy of the Custody Agreement (Federated Capital Reserves Fund, Federated Government Reserves Fund and Federated Municipal Trust); (62)
9.3	Conformed copy of Custodian Contract between the Registrant and State Street Bank and Trust Company and Federated Services Company; (62)
9.4
Conformed copy of the Custody Agreement and Fund Accounting Agreement between Federated Capital Reserves Fund, Federated Government Reserves Fund, Federated Municipal Trust and the Bank of New York (65)

10	Conformed copy of Distribution Plan and Exhibits A-I of the Registrant; (53)
10.1	Conformed copy of Exhibits J-K of the Distribution Plan of the Registrant; (55)
10.2	The responses described in Item 23(e)(iv) of Form N-1A are hereby incorporated by reference.
10.3	Conformed copy of Exhibit L of the Distribution Plan of the Registrant;(57)
10.4	Conformed copy of Exhibit K to the Distribution Plan of the Registrant; (58)
10.5	Conformed copy of Exhibit M to the Distribution Plan of the Registrant; (62)
11	Conformed copy of Opinion and Consent of Counsel regarding the legality of shares being issued; (+)
12	Conformed copy of Opinion regarding tax consequences of Reorganization;
13	Conformed copy of Principal Shareholder Services Agreement (Liberty U.S. Government Money Market Trust - Class B Shares); (23)
13.1	Conformed copy of Shareholder Services Agreement (Liberty U.S. Government Money Market Trust - Class B Shares); (23)
13.2	The responses described in Item 23(e)(iv) are hereby incorporated by reference.
13.3
The Registrant hereby incorporates                                                                the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 Revised 6/30/04, from Item 23(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843).

13.4
The Registrant hereby incorporates                                                                the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)

13.5
The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7155).

13.6
The Registrant hereby incorporates                                                                the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds listedon Schedule A revised 3/1/06 and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309).

13.7
The Registrant hereby incorporates                                                                by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005 form Item 23 (h)(ii) of the Cash Trust Series, Inc.
Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and (811-5843);

13.8
The Registrant hereby incorporates                                                                the Copy of Schedule 1, revised 9/1/05, to the Second Amended and Restated Services Agreement, from Item h(ix) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193).

13.9
The Registrant hereby incorporates                                                                the Copy of Exhibit A, revised 9/1/05, to the Financial Administration and Accounting Services Agreement, from Item h(x) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193).

13.10
The Registrant hereby incorporates                                                                the Copy of Exhibit A, revised 6/1/05, to the Transfer Agency and Services Agreement between the Federated Funds and State Street Bank and Trust Company, from Item h(xi) of the Federated Institutional Trust RegistrationStatement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193).

13.11	Conformed copy of Agreement for Administrative Services between Registrant and Federated Administrative Services; (62)
13.12	Conformed copy of Agreement for Administrative Services, with Exhibit 1 and Amendments 1 through 4 attached, between Registrant and Federated Administrative Services (65)
14.1	Conformed copy of consent of Independent Registered Public Accounting Firm, KPMG LLP (Government Obligations Fund); (73)
14.2	Conformed copy of consent of Independent Registered Public Accounting Firm, Ernst & Young LLP (Federated Short-Term U.S. Government Trust); (73)
15	Not Applicable;
16.1	Conformed copy of Unanimous Consent of Trustees (73)
16.2	Conformed copy of Power of Attorney of the Registrant; (73)
17	Form of Proxy. (+)

(+)	Filed electronically

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-31602 and 811-5950)
1	Initial Registration Statement filed October 20, 1989
8	PEA No. 8 filed June 1, 1994
12	PEA No. 16 filed September 29, 1995
17	PEA No. 24 filed September 28, 1998
18	PEA No. 25 filed February 12, 1999
21	PEA No. 33 filed August 27, 1999
23	PEA No. 36 filed October 29, 1999
24	PEA No. 37 filed November 17, 1999
26	PEA No. 39 filed February 25, 2000
30	PEA No. 46 filed September 28, 2000
31	PEA No. 47 filed December 14, 2000
32	PEA No. 48 filed December 26, 2000
35	PEA No. 51 filed May 29, 2001
36	PEA No. 52 filed June 25, 2001
37	PEA No. 53 filed September 14, 2001
38	PEA No. 54 filed September 28, 2001
39	PEA No. 56 filed May 28, 2002
40	PEA No. 57 filed on June 28, 2002
41	PEA No. 58 filed on September 30, 2002
42	PEA No. 59 filed on December 20, 2002
43	PEA No. 62 filed on May 30, 2003
44	PEA No. 63 filed on June 30, 2003
45	PEA No. 64 filed on September 30, 2003
46	PEA No. 65 filed on December 30, 2003
47	PEA No. 66 filed on February 26, 2004
48	PEA No. 67 filed on May 27, 2004
49	PEA No. 68 filed on June 29, 2004
50	PEA No. 69 filed on June 29, 2004
51	PEA No. 70 filed on September 29, 2004
52	PEA No. 73 filed on December 3, 2004
53	PEA No. 74 filed on December 30, 2004
54	PEA No. 77 filed on February 25, 2005
55	PEA No. 79 filed on May 2, 2005
56	PEA No. 80 filed on May 27, 2005
57	PEA No. 81 filed on June 28, 2005
58	PEA No. 82 filed on September 30, 2005
59	PEA No. 83 filed on February 27, 2006
60	PEA No. 84 filed on May 26, 2006
61	PEA No. 86 filed on September 29, 2006
62	PEA No. 87 filed on February 27, 2007
63	PEA No. 91 filed on September 28, 2007
64	PEA No. 92 filed on October 19, 2007
65	PEA No. 96 filed on December 17, 2007
66	PEA No. 96 filed on February 29, 2008
67	PEA No. 98 filed on May 23, 2008
68	PEA No. 99 filed on June 27, 2008
69	PEA No. 102 filed on September 29, 2008
70	PEA No. 103 filed on February 27, 2009
71	PEA No. 104 filed on May 29, 2009
72	PEA No. 105 filed on June 26, 2009
73	Initial N-14 Registration Statement of Registrant filed November 24, 2009 (File Nos. 333-163305)

Item 17. Undertakings:

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Money Market Obligations Trust duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 12th day of January 2010

Money Market Obligations Trust
BY: /s/ Leslie K. Ross C. Leslie K. Ross, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Leslie K. Ross C. Leslie K. Ross, Assistant Secretary	Attorney In Fact For the Persons Listed Below	January 12, 2010
John F. Donahue *	Trustee
John B. Fisher	President
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Richard A. Novak*	Treasurer (Principal Financial Officer)
John T. Conroy, Jr.*	Trustee
Nicholas P. Constantakis*	Trustee
John F. Cunningham*	Trustee
Maureen E. Lally-Green	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
R. James Nicholson	Trustee
Thomas O’Neill*	Trustee
John S. Walsh*	Trustee
James F. Will*	Trustee
*By Power of Attorney

Exhibit 4

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 5th day of March, 2010, by and between MONEY MARKET OBLIGATIONS TRUST, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA, 15086 (the “Trust”), with respect to Government Obligations Fund, a series of the Trust (the “Acquiring Fund”), and the Trust, with respect to Federated Short-Term U.S. Government Trust, a series of the Trust (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of all of the assets of the Acquired Fund in exchange for Institutional Shares, $.01 per shares par value, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the holders of Shares of the Acquired Fund (“Acquired Fund Shares”); and (iii) the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and Acquired Fund are a separate series of the Trust, the Trust is an open-end, registered management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

 1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by multiplying (a) the Acquired Fund Shares outstanding by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund Shares by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of the Acquired Fund Shares will receive Acquiring Fund Shares.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

 1.2           ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receives owned by the Acquiring Fund, but shall not include any deferred or prepaid expenses, if any, shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

 1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

 1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata numbers of Acquiring Fund Shares due such shareholders.  All issued and outstanding  Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

 1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

 1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

 1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

 1.8           TERMINATION.  The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

 1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

 2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.2           VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.3           SHARES TO BE ISSUED.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined in accordance with paragraph 1.1.

 2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

 3.1           CLOSING DATE.  The closing shall occur on or about April 11, 2008, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

 3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

 3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

 3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

 4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Acquired Fund as of July 31, 2009, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
The unaudited financial statements of the Acquired Fund as of January 31, 2007, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i)
Since the date of the financial statements referred to in paragraph (g) and (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

k)
All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

l)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances of which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

m)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

n)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

o)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

p)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

q)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

 4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

b)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Acquiring Fund as of July 31, 2009 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)
Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund.  For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

h)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed.  All federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

j)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

k)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

m)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n)
The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

o)
 No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

p)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

 5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

 5.2           APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

 5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

 5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

 5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

 5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

 5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

 5.8           DECLARATION AND PAYMENTS OF DIVIDENDS. On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

 8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

 8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

 8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

 8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

 8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

 The Acquired Fund will pay all expenses associated with Acquiring Fund’s and Acquired Fund’s participation in the Reorganization, including without limitation:  (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

 10.1           The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

 10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

 This Agreement may be terminated by the Trust on or before the Closing Date.

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Trust, or the Acquired Fund,  respectively, and notice given to the other party hereto.

 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Trust, or their respective trustees or officers.

ARTICLE XII

AMENDMENTS

 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, as specifically authorized by the Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

 It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the Trust property of the Funds, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Funds and signed by authorized officers of the Trust, acting as such.  Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquired Fund as provided in the Trust’s Declaration of Trust.

 IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MONEY MARKET OBLIGATIONS TRUST
on behalf of its portfolio,
Federated Short-Term U.S. Government Trust

/s/ John W. McGonigle
/s/ John W. McGonigle
John W. McGonigle, Secretary

MONEY MARKET OBLIGATIONS TRUST
on behalf of its portfolio,
Government Obligations Fund

/s/ John W. McGonigle
/s/ John W. McGonigle
John W. McGonigle, Secretary

EXHIBIT 11

FORM OF LEGALITY OF SHARES OPINION

MONEY MARKET OBLIGATIONS TRUST

4000 Ericsson Drive,

Pittsburgh, Pennsylvania 15086-7561

(800) 341-7400

January 12, 2010

The Trustees of Money Market Obligations Trust

4000 Ericson Drive

Warrendale, PA 15086-7561

Ladies and Gentlemen:

       Government Obligations Fund (the "Fund"), a portfolio of Money Market Obligations Trust, a Massachusetts business trust, proposes to acquire the assets of Liquid Cash Trust, a portfolio of Money Market Obligations Trust, in exchange for Institutional Shares of the Fund ("Shares") pursuant to the Agreement and Plan of Reorganization dated March 5, 2010 ("Agreement"), included as an exhibit to the registration statement of the Fund filed on Form N-14 (Securities Act of 1933 No. to be assigned) under the Securities Act of 1933, as amended ("N-14 Registration").

        As counsel I have reviewed the appropriate documents relating to the organization of the Fund, its registration under the Investment Company Act of 1940, the registration of its securities on Form N-1A under the Securities Act of 1933 and participated in the drafting of the N-14 Registration. Specifically, I have examined and am familiar with the written Declaration of Trust dated October 3, 1988, as amended and restated on October 6, 1989, the Bylaws of the Fund, and such other documents and records deemed relevant for the purpose of rendering this opinion.  I have also reviewed questions of law and consulted with counsel thereon as deemed necessary or appropriate by me for the purposes of this opinion.

Based upon the foregoing, it is my opinion that:

1. The Fund is duly organized and validly existing pursuant to the Declaration of Trust.

2. The Shares which are currently being registered by the N-14 Registration may be legally and validly issued in accordance with the Declaration of Trust upon receipt of consideration sufficient to comply with the provisions of the Declaration of Trust and subject to compliance with the Investment Company Act of 1940, as amended, and applicable state laws regulating the sale of securities. Such Shares, when so issued, will be fully paid and non-assessable.

I hereby consent to the filing of this opinion as an exhibit to the N-14 Registration referred to above and to any application or registration statement filed under the securities laws of any of the States of the United States.

Very truly yours,

 /s/ Leslie K. Ross

/s/ Leslie K. Ross
 Leslie K. Ross
Assistant Secretary
Money Market Obligations Trust

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE,  NY 11735

Exhibit 17

To  vote  by  Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2)  Go to website  ww w.proxyvote.com
3)  Follow the  instructions  provided  on  the  website.

To  vote  by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow the  instructions.

To  vote  by Mail

1)  Read the  Proxy Statement.
2)  Check  the  appropriate   box on  the  proxy card  below.
3)  Sign and  date  the  proxy card.
4)  Return  the  proxy card  in the  envelope  provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M18581-TBD

KEEP THIS PORTION FOR YOUR RECORDS

THIS  PROXY CARD IS  VALID  ONLY  WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST,

A PORTFOLIO OF   MONEY MARKET OBLIGATIONS TRUST (“TRUST”)

After  careful  consideration,  the  Board  of  Trustees  of  the  Trust  unanimously  approved  the  proposal  listed  below and  recommended  that  shareholders  vote  "for"  this  proposal.

Proposal  1.

To  approve  a proposed  Agreement  and  Plan of Reorganization  pursuant  to  which Government  Obligations  Fund, a portfolio  of the Trust, would acquire all of the  assets  of Federated  Short-Term U.S. Government  Trust, also a portfolio of the  Trust, in exchange  solely for Institutional  Shares of Government  Obligations  Fund, to be distributed  pro rata  by Federated  Short-Term U.S. Government  Trust to  its shareholders,   in complete  termination  and  liquidation  of Federated  Short-Term  U.S. Government  Trust.

YOUR VOTE IS  IMPORTANT

For   Against    Abstain

0         0               0

Please  complete,  sign  and  return  this  card  as  soon  as  possible.

Please sign this proxy exactly as your name  appears  on the books of the Trust. Joint owners  should each sign personally. Trustees and other  fiduciaries should  indicate  the  capacity in which they sign, and  where  more  than  one  name  appears,  a majority must  sign. If a corporation,  this signature  should  be that  of an authorized  officer who  should  state  his or her title.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

M18582-TBD

MONEY MARKET  OBLIGATIONS  TRUST

Federated   Short-Term  U.S. Government   Trust

Proxy for Special Meeting of Shareholders  – February 19, 2010

KNOW ALL PERSONS  BY THESE PRESENTS that  the undersigned  shareholder  of Federated  Short-Term U.S. Government  Trust, a portfolio of Money Market  Obligations Trust (the "Trust"), hereby  appoints  each  of Leslie K. Ross, Maureen  Ferguson, Diane  Palmer,  Erin Dugan,  collectively or  individually, as  his  or  her  attorney-in-fact   and  proxy,  with  the  power  of substitution   of  each,  to  vote  and  act  with  respect  to  all shares  of  Federated   Short-Term  U.S. Government   Trust, which  the  undersigned   is entitled   to  vote  at  the  Special  Meeting  of  Shareholders   (the  "Special  Meeting") to be held on February 19,  2010,  at the  principal executive offices of the  Trust  at 4000  Ericsson Drive, Warrendale, Pennsylvania 15086-7561,   at 2:00  p.m.,  and  at any adjournment   thereof.

The attorneys named will vote the shares represented  by this proxy in accordance  with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter.  Discretionary authority is hereby conferred as to all other matters  as may properly come before the Special Meeting or any adjournment  thereof.

THIS PROXY  IS SOLICITED  ON BEHALF  OF THE BOARD OF TRUSTEES OF THE TRUST.   THIS PROXY,  WHEN PROPERLY EXECUTED,  WILL BE VOTED  IN THE MANNER   DIRECTED  BY THE UNDERSIGNED   SHAREHOLDER.   IF NO DIRECTION  IS MADE, THIS PROXY  WILL BE VOTED  "FOR" THE PROPOSAL.